Exhibit A-2
                              PROPOSED POSITION (1)

                              |--------------------|
                              |                    |<-----  external $3.9bn
                              |   The National     |        liability
                              |   Grid Group plc   |
                              |                    |<---------|
                              |                    |------|   |
                              |--------------------|      |   |
                                       |                  |   |
                                       |                  |   |
                                       |                  |   |
                              |--------------------|      |   |
                              |   National Grid    |      |   | currency
                              | (US) Holdings Ltd  |      |   | swap
                              |--------------------|      |   |
                                       |                  |   |
             preference  ------------->|                  |   |
             shares                    |                  |   |
                              |--------------------|      |   |
                              |   National Grid    |<-----|   |
                              | (US) Investments   |----------|
                              |--------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              |  (Ireland) 1 Ltd   |
                              |     ($ shares)     |
                              |--------------------|
                                       |
                                       |
                                       |------------------------|
                                       |                        |
                                       |                |--------------------|
                                       |                |   National Grid    |
                                       |                |  (Ireland) 2 Ltd   |
                                       |                |--------------------|
                                       |                        |
                                       |                        |
                                       |------------------------|
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              | General Partnership|
                              |--------------------|
                                       |
                                       |
                                       |
                              |--------------------|
                              |   National Grid    |
                              |        USA         |
                              |--------------------|